UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Original Report (earliest event reported): May 28, 2004

APPLE REIT SIX, INC.

(Exact name of registrant as specified in its charter)

Virginia	333-112169	20-0620523
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10 South Third Street, Richmond, VA	23219
(Address of principal executive offices)	(Zip Code)

(804) 344-8121

(Registrant’s telephone number, including area code)

Apple REIT Six, Inc. hereby amends Item 7 of its Current Report on Form 8-K dated May 28, 2004 and filed June 14, 2004 for the purpose of filing certain financial statements and information. In accordance with Rule 12b-15 under the Securities Exchange Act of 1934, as amended, this Amendment No. 1 sets forth the complete text of the item as amended.

Item 7. Financial Statements and Exhibits

a. Financial Statements of Business Acquired

(See following pages)

b. Pro Forma Financial Information

(See following pages)

c. Exhibits

None.

Independent Auditors’ Report

To the Board of Directors

Apple REIT Six, Inc.

Richmond, Virginia

We have audited the accompanying balance sheets of the Fort Worth, Texas—Springhill Suites by Marriott Hotel (the Hotel) as of December 31, 2003 and 2002, and the related statements of partners’ capital (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the management of the Hotel. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Hotel as of December 31, 2003 and 2002, and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States.

/s/ L.P. Martin & Company, P.C.

July 9, 2004

FORT WORTH, TEXAS—SPRINGHILL SUITES BY MARRIOTT HOTEL

BALANCE SHEETS

DECEMBER 31, 2003 AND 2002

	2003	2002
ASSETS
INVESTMENT IN HOTEL PROPERTY:
Land	$1,168,138	$979,229
Furniture and Equipment	86,250	—
Construction in Progress	5,780,514	358,440

TOTAL INVESTMENT IN HOTEL PROPERTY	7,034,902	1,337,669

Cash	57,112	1,761
Affiliate Loans	18,083	—
Deposits	2,400	—

	77,595	1,761

TOTAL ASSETS	$7,112,497	$1,339,430

LIABILITIES AND PARTNERS’ DEFICIT
LIABILITIES:
Mortgage Payable	$6,282,629	$600,000
Accounts Payable	1,174,717	114,022
Affiliate Loans	665,000	368,619
Accrued Liabilities	18,126	—

TOTAL LIABILITIES	8,140,472	1,082,641
PARTNERS’ CAPITAL (DEFICIT)	(1,027,975)	256,789

TOTAL LIABILITIES AND PARTNERS’ DEFICIT	$7,112,497	$1,339,430

The accompanying notes are an integral part of these financial statements.

FORT WORTH, TEXAS—SPRINGHILL SUITES BY MARRIOTT HOTEL

STATEMENTS OF PARTNERS’ CAPITAL (DEFICIT)

YEARS ENDED DECEMBER 31, 2003 AND 2002

Balance, January 1, 2002	$274,821
Capital Contributions	—
Distributions	(18,032)

Balance, December 31, 2002	256,789
Capital Contributions	1,000
Distributions	(1,285,764)

Balance, December 31, 2003	$(1,027,975)

The accompanying notes are an integral part of these financial statements.

FORT WORTH, TEXAS—SPRINGHILL SUITES BY MARRIOTT HOTEL

STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, 2003 AND 2002

	2003	2002
CASH FLOWS TO INVESTING ACTIVITIES:
Purchase of Hotel Property	$(4,618,412)	$(53,813)
Deposits	(2,400)	—

NET CASH FLOWS TO INVESTING ACTIVITIES	(4,620,812)	(53,813)

CASH FLOWS FROM (TO) FINANCING ACTIVITIES:
Mortgage Loan Proceeds	6,282,629	—
Mortgage Loan Curtailments	(600,000)	—
Increase in Affiliate Loans, Net	278,298	55,769
Equity Contributions	1,000	—
Equity Distributions	(1,285,764)	(18,032)

NET CASH FLOWS FROM FINANCING ACTIVITIES	4,676,163	37,737

NET INCREASE (DECREASE) IN CASH	55,351	(16,076)
CASH, BEGINNING OF YEAR	1,761	17,837

CASH, END OF YEAR	$57,112	$1,761

NONCASH FINANCING AND INVESTING ACTIVITIES:

2003 Hotel property purchases in the amounts of $1,060,695 and $18,126, respectively, were financed with accounts payable and accrued liabilities. 2002 Hotel property purchases in the amounts of $368,619 and $114,022, respectively, were financed with affiliate loans and accounts payable.

The accompanying notes are an integral part of these financial statements.

FORT WORTH, TEXAS—SPRINGHILL SUITES BY MARRIOTT HOTEL

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2003 AND 2002

NOTE 1—ORGANIZATION AND BASIS OF PRESENTATION

The accompanying financial statements present the financial information of the Fort Worth, Texas—Springhill Suites by Marriott Hotel (the Hotel) as of December 31, 2003 and 2002 and for the years then ended and include financial transactions from both owners during the period; FWSS Property, L. P. and SSFW Property, L.P. Material transactions and balances between these commonly controlled entities have been eliminated in the accompanying financial statements.

FWSS Property, L. P., a limited partnership, was formed in 2001 to acquire and develop the Hotel property. FWSS Property, L.P. acquired the land in 2001 and incurred certain preliminary development and holding costs. On April 14, 2003, FWSS Property, L.P. sold the Hotel land to SSFW Property, L P., a related limited partnership. FWSS Property, L.P.’s basis of the land, as adjusted for closing costs of the sale, transferred to SSFW Property, L.P. Since April 14, 2003, substantial additional construction and development costs have been incurred by SSFW Property, L.P.

At December 31, 2003, the Hotel was under construction and accordingly had not opened for business. Hotel construction was completed and the Hotel opened for business in May, 2004. The Hotel will provide 145 guest rooms and will specialize in providing full service lodging for business or leisure travelers.

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents—Cash and cash equivalents include short-term interest bearing accounts with original maturities of 90 days or less.

Concentrations—Cash balances maintained at major financial institutions may, at times during the year, exceed the FDIC-insured limit. However, these deposits may be redeemed upon demand, and therefore, bear minimal risk.

Investment in Hotel Property—Land, furniture and equipment and construction in progress are stated at the Owner’s cost, not to exceed fair market value. Costs of improvements, including interest, financing costs and real estate taxes during the construction period, are capitalized. Capitalized interest totaled $151,438 in 2003 and $34,023 in 2002. Upon the sale or retirement of property and equipment, the cost and related accumulated depreciation are removed from the respective accounts, and the resulting gain or loss, if any, is included in income.

Construction in progress consists of costs incurred to construct the hotel and develop the site up to the time the Hotel is placed in operation. No depreciation has been recorded to date since the Hotel has not been placed in operation.

Entity Transactions—Certain income and costs that are entity specific and do not pertain to the hotel operations have been classified as partners’ capital transactions.

FORT WORTH, TEXAS—SPRINGHILL SUITES BY MARRIOTT HOTEL

NOTES TO THE FINANCIAL STATEMENTS—(Continued)

DECEMBER 31, 2003 AND 2002

Asset Impairment—Long-lived assets are evaluated for impairment based on undiscounted future cash flows, and, if impaired, are carried at fair value. No impairment losses have been recorded to date.

NOTE 3—RELATED PARTY TRANSACTIONS

SSFW Property, L.P. owes FWSS Property, L.P. $665,000 for the transfer of the Hotel land on April 14, 2003.

The Owner has agreed to pay development fees totaling $435,000 to an affiliate in connection with development of the Hotel property. Through December 31, 2003, $304,500 was accrued and paid and has been included in construction in progress. The remaining $130,500 is to be paid in six monthly installments in 2004.

NOTE 4—MORTGAGE LOAN PAYABLE

In 2001, FWSS Property, L.P. obtained a $600,000 mortgage with Compass Bank to finance the acquisition of the Hotel land. The loan, which was secured by the Hotel land, was paid April 14, 2003, commensurate with the sale of the Hotel land to SSFW Property, L.P.

SSFW Property, L.P. obtained a $12,735,000 development loan from Compass Bank, to finance construction of the Hotel property, in April 2003. The loan bore interest on cumulative advances at a rate of Libor plus 2.0%. Through December 31, 2003, $6,282,629 had been advanced. The loan was secured by the Hotel’s tangible and intangible assets and was guaranteed by W. I. Realty I, L.P., a related party. The loan was paid May 28, 2004 upon the sale of the Hotel property. (See Note 5)

NOTE 5—SUBSEQUENT EVENT

On May 28, 2004, the Owner sold the Hotel property and certain related assets, net of liabilities to an affiliate of Apple Hospitality Six, Inc. for $13,340,000.

Independent Auditor’s Report

To the Board of Directors

Apple REIT Six, Inc.

Richmond, Virginia

We have audited the accompanying balance sheets of GBI of South Carolina, LLC as of December 31, 2003 and 2002, and the related statements of income, members’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of GBI of South Carolina, LLC as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 6, in June 2004, the Company sold its hotel investment.

/s/ McGladrey & Pullen, LLP

Richmond, Virginia

July 16, 2004

GBI of South Carolina

(A Limited Liability Company)

Balance Sheets

December 31, 2003 and 2002

	2003	2002
Assets
Investment in hotel, net of accumulated depreciation of $1,689,800 and $1,331,585, respectively	$7,248,018	$7,616,861
Cash	7,621	4,596
Restricted funds held for capital improvements	221,304	161,397
Due from affiliates	491,675	130,344
Other assets	33,712	5,888

Total assets	$8,002,330	$7,919,086

Liabilities And Members’ Equity
Liabilities:
Mortgage note payable	$6,601,697	$6,794,768
Accounts payable and accrued expenses	14,646	31,571
Other liabilities	17,475	18,597

Total liabilities	6,633,818	6,844,936

Commitments and subsequent events
Members’ Equity	1,368,512	1,074,150

Total liabilities and members’ equity	$8,002,330	$7,919,086

See Notes To Financial Statements.

GBI of South Carolina

(A Limited Liability Company)

Statements Of Income

Years Ended December 31, 2003 And 2002

	2003	2002
Revenues
Suites	$2,206,782	$2,131,003
Other	168,303	150,774

Total revenues	2,375,085	2,281,777

Expenses
Operating	650,822	707,807
Hotel administration	157,028	147,835
Sales and marketing	120,222	118,815
Utilities	116,933	106,980
Repairs and maintenance	99,980	102,977
Management fees	166,254	159,724
Taxes, insurance and other	129,669	97,404
General and administrative	56,337	55,588
Depreciation	358,215	357,936

Total expenses	1,855,460	1,855,066

Operating income	519,625	426,711
Interest income	2,018	8,460
Interest expense	(227,281)	(343,954)

Net income	$294,362	$91,217

See Notes To Financial Statements.

GBI of South Carolina

(A Limited Liability Company)

Statements Of Members’ Equity

Years Ended December 31, 2003 and 2002

Balance, January 1, 2002	$982,933
Net income	91,217

Balance, December 31, 2002	1,074,150
Net income	294,362

Balance, December 31, 2003	$1,368,512

See Notes To Financial Statements.

GBI of South Carolina

(A Limited Liability Company)

Statements Of Cash Flows

Years Ended December 31, 2003 And 2002

	2003	2002
Cash Flows From Operating Activities
Net income	$294,362	$91,217
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	358,215	357,936
Disposals of furniture, fixtures and equipment	10,628	—
(Increase) decrease in operating assets:
Due from affiliates	(361,331)	(130,344)
Other assets	(27,824)	5,310
Increase (decrease) in operating liabilities:
Accounts payable and accrued expenses and other liabilities	(18,047)	43,533
Due to affiliates	—	(62,450)

Net cash provided by operating activities	256,003	305,202

Cash Flows From Investing Activities
Purchases of furniture, fixtures and equipment	—	(43,381)
Net increase in restricted funds held for capital improvements	(59,907)	(83,459)

Net cash used in investing activities	(59,907)	(126,840)

Cash Flows From Financing Activities
Repayment of principal on mortgage note payable	(193,071)	(180,114)

Net cash used in financing activities	(193,071)	(180,114)

Net increase (decrease) in cash	3,025	(1,752)
Cash, beginning of year	4,596	6,348

Cash, end of year	$7,621	$4,596

Supplemental Disclosure of Cash Flow Information Interest paid, no amounts capitalized	$227,281	$343,954

See Notes To Financial Statements.

GBI of South Carolina

(A Limited Liability Company)

Notes To Financial Statements

Note 1. Nature of Business and Significant Accounting Policies

Nature of business: GBI of South Carolina, LLC (the Company) is a South Carolina limited liability company which was formed on May 15, 1997, for the purpose of acquiring land and developing a Courtyard by Marriott and operating the hotel under a management agreement with Courtyard Management Corporation (the Manager). The hotel, located in Myrtle Beach, South Carolina, became operational in February 1999, when the management agreement with Marriott International, Inc. became effective and the hotel commenced operations.

A summary of significant accounting policies follows:

Personal assets and liabilities and members’ salaries: In accordance with the generally accepted method of presenting limited liability company financial statements, the financial statements do not include the personal assets and liabilities of the members, including their obligation for income taxes on their distributive shares of the income of the corporation, nor any provision for income tax expense.

The expenses shown in the statements of income do not include any salaries to the members.

Restricted cash: The Company is also required to fund the Manager with sufficient funds, generally 5% of gross revenue, to cover the cost of replacements and renewals to the hotel’s property and improvements. The Manager holds these funds in escrow in short-term money market securities on behalf of the hotel until the funds are spent on capital improvements.

Investment in hotel: The investment in hotel is stated at cost. Interest and property taxes incurred during the construction of the facilities were capitalized and depreciated over the life of the asset. Costs of improvements are capitalized. Costs of normal repairs and maintenance are charged to expense as incurred. Upon the sale or retirement of property and equipment, the cost and related accumulated depreciation are removed from the respective accounts, and the resulting gain or loss, if any, is included in income.

Depreciation is calculated on a straight-line basis over the estimated useful lives of the assets. The useful lives of assets are 39 years for buildings, 15 years for improvements and 5—7 years for furniture, fixtures and equipment.

Valuation of long-lived assets: The Company accounts for the valuation of long-lived assets under Statement of Financial Accounting Standards (SFAS) No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. SFAS No. 144 requires that long-lived assets and certain identifiable intangible assets be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of the long-lived asset is measured by a comparison of the carrying amount of the asset to future undiscounted net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the estimated fair value of the assets. Assets to be disposed of are reportable at the lower of the carrying amount or fair value, less costs to sell. No impairment losses have been recorded to date.

Income taxes: No federal or state income taxes are payable by the Company, and therefore, no tax provision has been reflected in the accompanying financial statements. The members are required to include their respective share of Company profits or losses in their individual tax returns. The tax returns, the status of the Company as such for tax purposes, and the amount of allocable Company income or loss, are subject to examinations by the Internal Revenue Service. If such examinations result in changes with respect to the Company status, or in changes to allocable Company income or loss, the tax liability of the members would be changed accordingly.

GBI of South Carolina

(A Limited Liability Company)

Notes To Financial Statements—(Continued)

Revenue recognition: Revenue is recognized as earned, which is generally defined as the date upon which a guest occupies a room or consummation of purchases of other hotel services.

Sales and marketing: Sales and marketing costs are expensed when incurred. These costs represent the expense for franchise advertising and reservation systems under the terms of the hotel management agreement and general and administrative expenses that are directly attributable to advertising and promotion.

Fair value of financial instruments: The fair value of the Company’s cash, restricted cash, receivables, and notes payable approximate their carrying amounts.

Use of estimates: The presentation of the financial statements requires management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 2. Investment in Hotel

The hotel began construction in January 1998, and was completed and began operations in February 1999. The following is a summary of the carrying value of the Investment in hotels at December 31, 2003 and 2002:

	2003	2002
Land	$1,495,828	$1,499,078
Building and improvements	6,108,845	6,108,845
Furniture, fixtures and equipment	1,333,145	1,340,523

	8,937,818	8,948,446
Less accumulated depreciation	(1,689,800)	(1,331,585)

Investment in hotel, net	$7,248,018	$7,616,861

Note 3. Mortgage Note Payable

The Company entered into a mortgage note payable with Wachovia Bank, N.A. for $7,250,000, which is secured by the Investment in the hotel. The mortgage note payable has a term of 20 years and is payable on August 15, 2019, with monthly payments of principal and interest. The interest rate on the note is one month LIBOR plus 210 basis points (3.22 % at December 31, 2003). The loan was repaid in full with proceeds from the sale of the hotel in June 2004 to Apple REIT Six, Inc. (see Note 6).

Note 4. Management Agreements

The Company is subject to a management agreement under which the Manager manages the Company’s hotel. The management agreement covers an initial term of 20 years with renewal terms at the option of the Manager of up to an additional 10 years. The agreement provides for payment of base management fees, which are calculated annually and are 7% of gross revenues, and incentive management fees, which are generally equal to 30% of operating profit (as defined in the management agreement) over the Owner’s priority return (as defined in the management agreement). Incentive management fees are payable only if and to the extent there is sufficient cash flow from the hotel after consideration of the Owner’s priority return on investment

GBI of South Carolina

(A Limited Liability Company)

Notes To Financial Statements—(Continued)

and consideration of the funding of property improvements. All base management fees of $166,254 and $159,724, were paid in 2003 and 2002, respectively. No incentive management fees were paid or accrued in either 2003 or 2002.

Note 5. Related Parties

The managing member of the Company manages several other hotel properties and maintains one bank account for the combined activity. The Due from Affiliate of $491,675 and $130,344 as of December 31, 2003 and 2002, respectively, are the funds maintained by the managing member in this account for the Company.

Note 6. Subsequent Event

In June 2004, the Company sold its hotel investment to Apple REIT Six, Inc. for a gross purchase price of $9.2 million.

FORT WORTH, TEXAS—SPRINGHILL SUITES BY MARRIOTT HOTEL

BALANCE SHEET

MARCH 31, 2004 (Unaudited)

ASSETS

INVESTMENT IN HOTEL PROPERTIES:
Land	$1,168,138
Furniture and Equipment	462,314
Construction in Progress	9,239,727

TOTAL INVESTMENT IN HOTEL PROPERTY	10,870,179

Cash	869
Deposits	2,400

3,269

TOTAL ASSETS	$10,873,448

LIABILITIES AND PARTNERS’ DEFICIT

LIABILITIES:
Mortgage Payable	$9,360,205
Accounts Payable	1,760,120
Affiliate Loans	774,118
Accrued Liabilities	18,128

TOTAL LIABILITIES	11,912,571
PARTNERS’ DEFICIT	(1,039,123)

TOTAL LIABILITIES AND PARTNERS’ DEFICIT	$10,873,448

See also the audited financial statements included as part of this filing

FORT WORTH, TEXAS—SPRINGHILL SUITES BY MARRIOTT HOTEL

STATEMENT OF PARTNERS’ DEFICIT

FOR THE PERIOD JANUARY 1, 2004 THROUGH MARCH 31, 2004 (Unaudited)

Balance, January 1, 2004	$(1,027,975)
Net Loss	(11,148)

Balance, March 31, 2004	$(1,039,123)

STATEMENT OF OPERATIONS FOR THE PERIOD JANUARY 1, 2004 AND MARCH 31, 2004 (Unaudited)
REVENUES	$—

EXPENSES:
Pre-Opening Costs	11,148

NET LOSS	$(11,148)

See also the audited financial statements included as part of this filing

FORT WORTH, TEXAS—SPRINGHILL SUITES BY MARRIOTT HOTEL

STATEMENT OF CASH FLOWS

FOR THE PERIOD JANUARY 1, 2004 THROUGH MARCH 31, 2004 (Unaudited)

CASH FLOWS FROM (TO) OPERATING ACTIVITIES:
Net Loss	$(11,148)
Change in:
Accounts Payable	11,148

NET CASH FLOWS FROM OPERATING ACTIVITIES	—

CASH FLOWS TO INVESTING ACTIVITIES:
Purchase of Hotel Property	(3,133,819)

CASH FLOWS FROM FINANCING ACTIVITIES:
Mortgage Loan Proceeds	3,077,576

NET DECREASE IN CASH	(56,243)
CASH, JANUARY, 1, 2004	57,112

CASH, MARCH 31, 2004	$869

See also the audited financial statements included as part of this filing

GBI of South Carolina

(A Limited Liability Company)

Balance Sheet

March 31, 2004 (unaudited)

Assets	2004

Investment in hotel, net of accumulated depreciation of $1,762,493	$7,175,325
Cash and cash equivalents	20,186
Reserve held for furniture, fixtures and equipment	235,624
Other assets, net	415,285

Total assets	$7,846,420

Liabilities And Partners’ Capital

Liabilities:
Notes payable – secured	$6,551,282
Other liabilities	58,298

Total liabilities	6,609,580

Partners’ Capital	1,236,840

Total liabilities and partners’ capital	$7,846,420

See also the audited financial statements included as part of this filing

GBI of South Carolina

(A Limited Liability Company)

Statements Of Income

Three months ended March 31, 2004 and 2003 (unaudited)

	2004	2003
Revenues
Suite	$406,788	$359,062
Other	33,016	23,268

Total revenues	439,804	382,330

Expenses
Operating	144,956	123,353
Hotel administrative	41,068	22,520
Sales and marketing	19,443	24,423
Utilities	28,722	25,442
Repair and maintenance	21,691	22,430
Management fees	31,786	26,763
Taxes, insurance and other	26,182	26,623
General and administrative	53,763	16,782
Depreciation of real estate owned	80,678	71,423

Total expenses	448,289	359,759

Operating (loss) income	(8,485)	22,571

Interest income	523	504
Interest expense	(54,935)	(58,856)

Net loss	$(62,897)	$(35,781)

See also the audited financial statements included as part of this filing

GBI of South Carolina

(A Limited Liability Company)

Statements Of Cash Flows

Three months ended March 31, 2004 and March 31, 2003 (unaudited)

	2004	2003
Cash Flows From Operating Activities
Net income	$(62,897)	(35,781)
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation of hotel assets	80,678	71,423
Change in operating assets and liabilities:
Due from third party manager	(87,500)	(87,500)
Other assets	(294,073)	(119,713)
Accounts payable and accrued expenses	26,177	137,068

Net cash provided by operating activities	(337,615)	(34,503)

Cash Flows From Investing Activities
(Increase) decrease in cash reserved for capital improvements	(14,320)	(9,259)
Capital (expenditures) disposals	(7,985)	42,734

Net cash used in investing activities	(22,305)	33,475

Cash Flows From Financing Activities
Due from affiliates	422,900	49,360
Repayment of principal on notes payable	(50,415)	(46,734)

Net cash used in financing activities	372,485	2,626

Net decrease in cash and cash equivalents	12,565	1,598

Cash and cash equivalents, beginning of year	7,621	4,596

Cash and cash equivalents, end of year	$20,186	$6,194

Supplemental Disclosure of Cash Flow Information
Interest paid, no amounts capitalized	$54,935	$58,856

See also the audited financial statements included as part of this filing

Apple REIT Six, Inc.

Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2004 (unaudited)

In Thousands (000’s)

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Apple REIT Six, Inc. (“AR6”) gives effect to the purchase of a Springhill Suites by Marriott in Fort Worth, Texas for an approximate purchase price of $13,340,000, purchased on May 28, 2004, the purchase of a Courtyard by Marriott in Myrtle Beach, SC for a gross purchase price of $9.2 million, purchased on June 8, 2004, and the purchase of a Marriott Town Center in Redmond, Washington for a gross purchase price of $64 million on July 7, 2004.

This pro forma Balance Sheet also assumes all of the hotels had been leased to our wholly owned taxable REIT subsidiaries pursuant to master hotel lease arrangements. The hotels acquired will be managed by affiliates of Marriott International under separate management agreements.

Such pro forma information is based in part upon the historical Consolidated Balance Sheet of AR6 and the historical balance sheets of the hotels.

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of AR6 is not necessarily indicative of what the actual financial position would have been assuming such transactions had been completed as of March 31, 2004, nor does it purport to represent the future financial position of AR6.

The unaudited pro forma condensed consolidated balance sheets should be read in conjunction with, and are qualified in their entirety by, the historical consolidated balance sheets of the acquired hotels included in this prospectus.

Balance Sheet as of March 31, 2004 (unaudited)

	Company Historical Balance Sheet	Springhill Suites by Marriott Fort Worth	Courtyard by Marriott Myrtle Beach	Marriott Redmond Town Center	Pro forma Adjustments		Total Pro forma
ASSETS
Investment in hotel properties, net	—	$10,870,179	$7,175,325	$34,834,416	$88,153,840	(B)
					(52,879,920	)(C)	$88,153,840
Cash and cash equivalents	$262,396	869	20,186	303,983	1,924,962	(G),(H)	2,512,396
Restricted cash	—	—	235,624	225,241	(460,865	)(G)	—
Other assets	255,727	2,400	415,285	757,249	(684,409	)(D),(I)	746,252

Total Assets	$518,123	$10,873,448	$7,846,420	$36,120,889	$36,053,608		$91,412,488

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities
Mortgage notes payable	—	$9,360,205	$6,551,282	$24,003,153	$(39,914,640	)(E)	$—
Accounts payable and accrued expenses	$400,000	1,760,120	—	3,002,540	(4,744,854	)(E),(I)	417,806
Other accrued expenses	100,300	792,246	58,298	46,081	(896,625	)(E)	100,300

Total Liabilities	500,300	11,912,571	6,609,580	27,051,774	(45,556,119)		518,106
Shareholders’ equity (deficit)	—	(1,039,123)	1,236,840	9,069,115	(9,266,832	)(F)	—
Class B Convertible Stock, no par value, authorized 240,000 shares	24,000	—	—	—	—		24,000
Members’ equity	—	—	—	—	—		—
Common stock, no par value, authorized 200,000,000 shares	110	—	—	—	90,876,559	(A)	90,876,669
Distribution greater than net income	(6,287)	—	—	—	—		(6,287)

Total Shareholders’ Equity	17,823	(1,039,123)	1,236,840	9,069,115	81,609,727		90,894,382

Total Liabilities and Shareholders’ Equity	$518,123	$10,873,448	$7,846,420	$36,120,889	$36,053,608		$91,412,488

Notes to Pro Forma Condensed Consolidated Balance Sheet (unaudited)

(A)	Represents incremental gross proceeds of $103,268,817 from sale of 9,604,525 units subsequent to March 31, 2004 used to fund acquisitions (see Note B).

(B)	Total purchase price for the properties purchased after March 31, 2004 consists of the following. Purchase price allocation is preliminary and subject to change.

	Ft. Worth SHS	Myrtle Beach CY	Redmond Town Center	Total combined
Purchase price per contract	$13,340,000	$9,200,000	$64,000,000	$86,540,000
Escrows and other assets acquired	—	(311,803)	(178,722)	(490,525)
Liabilities assumed	18,236	(430)	—	17,806

Sub-total	13,358,236	8,887,767	63,821,278	86,067,281
Acquisition fee payable to Apple Suites Realty Group (2%)	266,800	184,000	1,280,000	1,730,800
Additional closing costs	80,482	26,127	249,150	355,759

Total purchase price	$13,705,518	$9,097,894	$65,350,428	$88,153,840

Total purchase price, net				$88,626,559
Plus: Cash needed to fund dividends and working capital				2,250,000	(H)

Equity proceeds needed for acquisitions and working capital				$90,876,559

Purchase price, cash required to pay seller				$90,876,559
Net raise percentage				88.00%

Gross dollars needed to fund acquisitions				$103,268,817
Gross dollars needed from initial offering				$50,000,003
Price per share				$10.50

Units required from initial offering				4,761,905
Gross dollars needed in addition to the initial offering				$53,268,814
Price per share				$11.00

Units required in addition to the initial offering				4,842,620

Total units required				9,604,525

(C)	Represents elimination of historical net carrying value of real estate under prior owner.

(D)	Represents elimination of net deferred loan costs and other intangible assets associated with prior owner.

(E)	Represents elimination of liabilities associated with prior owner, not assumed by the Company.

(F)	Represents elimination of shareholders’ equity associated with the prior owner.

(G)	Represents elimination of prior owners’ cash and cash equivalents, and restricted cash not acquired by the company.

(H)	Represents cash needed to fund one quarter’s dividend and working capital needs, less cash on hand of $262,396.

(I)	Represents assumption of certain escrows in the amount of $490,525 and certain liabilities in the amount of $17,806.

Apple REIT Six, Inc.

Pro Forma Condensed Consolidated Statements of Operations (unaudited)

For the year ended December 31, 2003 and the three months ended March 31, 2004

The following unaudited Pro Forma Condensed Consolidated Statement of Operations of Apple REIT Six, Inc. (“AR6”) gives effect to the purchase of a Springhill Suites by Marriott in Fort Worth, Texas for an approximate purchase price of $13,340,000, purchased on May 28, 2004, the purchase of a Courtyard by Marriott in Myrtle Beach, SC for a gross purchase price of $9.2 million, purchased on June 8, 2004, and the purchase of a Marriott Town Center in Redmond, Washington on July 7, 2004 for a gross purchase price of $64 million.

This pro forma Statement of Operations also assumes all of the hotels had been leased to our wholly owned taxable REIT subsidiaries pursuant to master hotel lease arrangements. The hotels acquired will be managed by affiliates of Marriott International under separate management agreements.

Such pro forma information is based in part upon the historical Consolidated Statement of Operations of AR6 and the historical Statement of Operations of the hotels.

The following unaudited Pro Forma Condensed Consolidated Statement of Operations of AR6 is not necessarily indicative of what the actual financial position would have been assuming such transactions had been completed as of January 1, 2003, nor does it purport to represent the future financial position of AR6.

The unaudited pro forma condensed consolidated statement of operations should be read in conjunction with, and are qualified in their entirety by, the historical consolidated statement of operations of the acquired hotels included in this prospectus.

For the year ended December 31, 2003 (unaudited)

	Company Historical Statement of Operations(A)	Historical Springhill Suites by Marriott Ft. Worth(A)	Courtyard by Marriott Myrtle Beach(A)	Marriott Town Center Redmond(A)	Pro forma Adjustments		Total Pro forma
Revenue:
Suite revenue	$—	$—	$2,206,782	—	—		$2,206,782
Other operating revenue	—	—	168,303	—	—		168,303
Interest income	—	—	2,018	$1,018	$(3,036	)(F)	—

Total revenue	—	—	2,377,103	1,018	(3,036)		2,375,085
Expenses:
Operating expenses	—	—	1,144,985	—	—		1,144,985
General and administrative	—	—	56,337	55,655	738,372	(B)	850,364
Management fees	—	—	166,254	—	—		166,254
Taxes, insurance and other	—	—	129,669	—	—		129,669
Depreciation of real estate owned	—	—	358,215	—	(358,215	)(C)	229,758
					229,758	(D)
Interest	—	—	227,281	—	(227,281	)(E)	—

Total expenses	—	—	2,082,741	55,655	382,634		2,521,030
Income tax expense	—	—	—	—	—	(H)	—

Net income (loss)	$—	$—	$294,362	$(54,637)	$(385,670)		$(145,945)

Loss per common share:
Basic and diluted	$—						$(0.02)

Basic and diluted weighted average common shares outstanding					9,604,525	(G)	9,604,525

For the three months ended March 31, 2004 (unaudited)

	Company Historical Statement of Operations(A)	Historical Springhill Suites by Marriott Ft. Worth(A)	Courtyard by Marriott Myrtle Beach(A)	Marriott Town Center Redmond(A)	Pro forma Adjustments		Total Pro forma
Revenue:
Suite revenue	$—	$—	$406,788	—	—		$406,788
Other operating revenue	—	—	33,016	—	—		33,016
Interest income	—	—	523	$2	$(525	)(F)	—

Total revenue	—	—	440,327	2	(525)		439,804
Expenses:
Operating expenses	—	—	255,880	—	—		255,880
General and administrative	3,220	11,148	53,763	106,271	184,593	(B)	358,995
Management fees	—	—	31,786	—	—		31,786
Taxes, insurance and other	—	—	26,182	—	—		26,182
Depreciation of real estate owned	—	—	80,678	—	(80,678	)(C)	57,440
					57,440	(D)
Interest	3,067	—	54,935	—	(54,935	)(E)	3,067

Total expenses	6,287	11,148	503,224	106,271	106,420		733,350
Income tax expense	—	—	—	—	—	(H)	—

Net loss	$(6,287)	$(11,148)	$(62,897)	$(106,269)	$(106,945)		$(293,546)

Loss per common share:
Basic and diluted	$(629)						$(0.03)

Basic and diluted weighted average common shares outstanding	10				9,604,525	(G)	9,604,535

Notes to Pro Forma Condensed Consolidated Statements of Operations (unaudited):

(A)	Represents results of operations for the hotels acquired on a pro forma basis as if the hotels were owned by the Company at January 1, 2003 and for the respective periods prior to acquisition by the Company in 2004. The Company was formed on January 20, 2004 and consequently had no operations in 2003. Additionally, the Ft. Worth and Redmond properties did not open until May 28, 2004 and June 19, 2004, respectively, and therefore had limited historical operational activity.

(B)	Represents the advisory fee of .25% of accumulated capital contributions under the “best efforts” offering for the period of time not owned by the Company plus anticipated legal and accounting fees, and other costs associated with being a public company.

(C)	Represents elimination of historical depreciation and amortization expense of the acquired properties.

(D)	Represents the depreciation on the hotels acquired based on the purchase price allocation to depreciable property and the dates the hotels began operations, broken out as follows:

The weighted average lives of the depreciable assets are 39 years for building and 7 years for FF&E. The estimated useful lives are based on management’s knowledge of the properties and the hotel industry in general.

Year ended December 31, 2003	Ft. Worth SHS	Myrtle Beach CY	Redmond Town Center	Total
Depreciation	$—	$229,758	—	$229,758

				229,758

Three months ended March 31, 2004
Depreciation	$—	$57,440	—	$57,440

				57,440

(E)	All Hotels were purchased for all cash; therefore, the interest related to prior owners debt was removed.

(F)	Represents elimination of interest income on cash used to fund acquisitions.

(G)	Represents the number of shares assuming all properties were acquired at the beginning of the period presented, calculated as follows:

Total purchase price consists of the following:	Ft. Worth SHS	Myrtle Beach CY	Redmond Town Center	All Properties
Purchase price per contract	$13,340,000	$9,200,000	$64,000,000	$86,540,000
Escrows acquired	—	(311,803)	(178,722)	(490,525)
Liabilities assumed	18,236	(430)	—	17,806

Sub-total	13,358,236	8,887,767	63,821,278	86,067,281
Acquisition fee payable to Apple Suites Realty Group	266,800	184,000	1,280,000	1,730,800
Additional estimated closing costs	80,482	26,127	249,150	355,759

Total purchase price	$13,705,518	$9,097,894	$65,350,428	$88,153,840

Total purchase price, net				88,626,559
Less: Cash on hand to fund acquisitions				2,250,000

Equity proceeds needed for acquisitions and working capital				90,876,559
Purchase price, cash required to pay seller				90,876,559
Net raise percentage				88%

Gross dollars needed to fund acquisitions				103,268,817
Gross dollars needed from initial offering				$50,000,003
Price per share				$10.50

Units required from initial offering				4,761,905

Gross dollars needed in addition to the initial offering				$53,268,814
Price per share				$11.00

Units required in addition to the initial offering				4,842,620

Total Units Required				9,604,525

(H)	Estimated income tax expense of our wholly owned taxable REIT subsidiary is zero based on the contractual agreements put in place between the Company and our lessee based on a combined rate of 40%. Based on the terms of the lease agreements our taxable subsidiary would have incurred a loss during these periods. No operating loss benefit has been recorded as realization is not certain.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apple REIT Six, Inc.

By:	/s/ Glade M. Knight
Glade M. Knight, President

August 3, 2004